UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS High Income Plus Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 60 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS High Income Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	9.38%	9.22%	10.03%	6.76%
Class B	8.48%	8.37%	9.18%	5.94%
Class C	8.50%	8.36%	9.17%	5.92%
Institutional Class	9.74%	9.59%	10.44%	7.18%
Credit Suisse High Yield Index+	10.29%	8.86%	11.13%	6.07%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/06	$ 7.67	$ 7.67	$ 7.67	$ 7.67
10/31/05	$ 7.58	$ 7.58	$ 7.58	$ 7.58
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .59	$ .53	$ .53	$ .62
October Income Dividend	$ .0483	$ .0426	$ .0431	$ .0510
SEC 30-day Yield++ as of 10/31/06	7.10%	6.59%	6.66%	7.84%
Current Annualized Distribution Rate++ as of 10/31/06	7.41%	6.54%	6.62%	7.83%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 6.93%, 6.40%, 6.48% and 7.60% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 7.24%, 6.35%, 6.44% and 7.59%, for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Institutional Class Lipper Rankings — High Current Yield Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	144	of	448	33
3-Year	36	of	387	10
5-Year	61	of	311	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Plus Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,445	$12,444	$15,401	$16,791
	Average annual total return	4.45%	7.56%	9.02%	6.19%
Class B	Growth of $10,000	$10,548	$12,528	$15,414	$16,450
	Average annual total return	5.48%	7.80%	9.04%	5.94%
Class C	Growth of $10,000	$10,850	$12,725	$15,504	$16,427
	Average annual total return	8.50%	8.36%	9.17%	5.92%
Credit Suisse High Yield Index+	Growth of $10,000	$11,029	$12,899	$16,946	$16,592
	Average annual total return	10.29%	8.86%	11.13%	6.07%

The growth of $10,000 is cumulative.

* Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS High Income Plus Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,097,400	$1,316,200	$1,642,700	$1,818,800
	Average annual total return	9.74%	9.59%	10.44%	7.18%
Credit Suisse High Yield Index+	Growth of $1,000,000	$1,102,900	$1,289,900	$1,694,600	$1,659,200
	Average annual total return	10.29%	8.86%	11.13%	6.07%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on March 16, 1998. Index returns began on March 31, 1998.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 60 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares prior to its inception on May 16, 2005 are derived from the historical performance of Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/06
DWS High Income Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	9.62%	9.50%	10.32%	7.04%
Credit Suisse High Yield Index+	10.29%	8.86%	11.13%	6.07%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 7.67
10/31/05	$ 7.58
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .61
October Income Dividend	$ .0475
SEC 30-day Yield++ as of 10/31/06	7.64%
Current Annualized Distribution Rate++ as of 10/31/06	7.29%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 7.46% for Class S, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 7.11% for Class S, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — High Current Yield Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	158	of	448	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS High Income Plus Fund — Class S [] Credit Suisse High Yield Index+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,962	$13,130	$16,338	$17,991
	Average annual total return	9.62%	9.50%	10.32%	7.04%
Credit Suisse High Yield Index+	Growth of $10,000	$11,029	$12,899	$16,946	$16,592
	Average annual total return	10.29%	8.86%	11.13%	6.07%

The growth of $10,000 is cumulative.

* Returns shown for Class S shares for the periods prior to its inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,040.70	$ 1,036.40	$ 1,036.50	$ 1,041.60	$ 1,042.60
Expenses Paid per $1,000*	$ 4.63	$ 8.67	$ 8.62	$ 3.34	$ 2.78
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,020.67	$ 1,016.69	$ 1,016.74	$ 1,021.93	$ 1,022.48
Expenses Paid per $1,000*	$ 4.58	$ 8.59	$ 8.54	$ 3.31	$ 2.75

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Income Plus Fund	.90%	1.69%	1.68%	.65%	.54%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Plus Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Plus Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

In the following interview, Portfolio Manager Gary Sullivan discusses the DWS High Income Plus Fund's strategy and the market environment during the 12-month period ended October 31, 2006.

Q: How did the high-yield bond market perform during the period?

A: High-yield bonds delivered a strong return on both an absolute and a relative basis during the past year. The fund's benchmark, the Credit Suisse High Yield Index, returned 10.29% for the annual period. In comparison, the broader bond market — as measured by the Lehman Brothers Aggregate Bond Index — returned 5.19%.1

Although bouts of volatility periodically affected the performance of the high-yield market, the investment backdrop remained broadly positive. Economic growth, while appearing to moderate throughout the course of the year, remained on a solid footing. High-yield companies were able to maintain their sound financial positions as a result, and this was reflected in a continuation of the low default rate. As of October 31, 2006, Moody's 12-month rolling default rate stood at 1.71%, compared with 1.91% a year ago. Comparatively, the average default rate since 1986 is about 4.93%.2 The ratio of rating upgrades to downgrades also remained intact — another indication of the market's solid fundamentals.3 On the technical side, the high-yield asset category remained supported by the low level of supply coming into the market at a time when demand remained firm.

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

2 Source: Moody's Investors Service.

3 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Taken together, these factors helped keep high-yield spreads at a relatively low level.4 Spreads touched near-historic lows in mid-May, but increased in subsequent months as US Treasuries embarked on a powerful rally and outperformed high-yield in the process. At the close of the period, the yield spread stood at 357 basis points (3.57 percentage points), lower than the 393 level of a year earlier.

4 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High-Yield Index from January 31, 1986 to October 31, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

5 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The Class A shares of the fund ranked 186 of 448 funds for the one-year period as of October 31, 2006. Its Institutional shares ranked 144, 36 and 61 for the one-, three- and five-year periods. There were 448, 387 and 311 funds in Lipper's High Current Yield Funds category for the one-, three- and five-year periods. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of October 31, 2006. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How did the fund perform?

A: The fund's Class A shares returned 9.38%, below the 10.29% return of the benchmark but ahead of the 9.18% average return of the 448 funds in its Lipper peer group, High Current Yield Funds category. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

The fund's oldest share class, its Institutional shares, has outpaced the Lipper peer group over the one-, three- and five-year periods. It ranks in the top 10% of funds for the three-year period, and in the top 20% of funds over the five-year period.5

Q: What individual securities helped performance?

A: A strong contribution to relative performance came from the fund's security selection. In terms of individual securities, top contributors included General Motors Acceptance Corporation (GMAC), North Atlantic Trading Company and Charter Communications Holdings LLC. An overweight position in emerging market securities, such as Argentina, also helped relative performance.6

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

GMAC's bonds outperformed largely due to the announcement, in April 2006, that the company's parent — General Motors — would sell a majority stake in the company. Closure of the sale is targeted for year-end, and we are maintaining an overweight position in GMAC based on our opinion that the bonds continue to offer good relative value. GMAC is one of the fund's largest positions, so the strong performance of its bonds had a meaningful impact on performance. The tobacco producer North Atlantic Trading Company reported improved operating results as a result of its decision to discontinue its planned launch of a new cigarette brand, an initiative that was pressuring the company's financial margins. The prospect of improving finances for the company helped lift its bond prices higher. Charter Communications Holdings LLC offered investors the chance to exchange some of their current bond holdings for new securities that would have a better position within the company's capital structure. Given our longer-term view that the Charter bonds the fund owns have a higher intrinsic value than the price that was offered in the exchange offer, we did not participate in this exchange. However, the exchange offer lifted the company's bond prices — benefiting the fund accordingly. Finally, emerging-market debt remained supported by robust investor demand, rising commodity prices and the strong economic fundamentals of many emerging countries. In particular, Argentina's sovereign bond price increased as a result of the recent debt restructuring and the overall political and economic stability within the country.

Q: What investments detracted from performance?

A: The fund's positions in Tembec Industries, Inc. and Georgia Pacific detracted from relative performance.* In addition, underweight positions in L-3 Communications Corp. and our non-holding of Federal-Mogul — two companies whose bonds outperformed the index — also dampened relative returns.

Tembec, a forest products/paper company, traded lower as cost pressures caused earnings to fall short of prior estimates. Additionally, the company's bonds traded further down in price as seasonal investment reduced the company's liquidity and contributed to negative press speculating about the potential for a future bankruptcy. We have since reduced the portfolio's exposure in Tembec to an underweight. Georgia Pacific, also a forest products/paper company, was acquired through a leveraged buy-out (LBO) at the end of 2005. This action led to an increase in the company's debt load.7 Georgia Pacific, originally an investment-grade company that was downgraded to non-investment grade, has been one of the fund's larger holdings for some time and has been a positive contributor to relative performance over past periods. Prior to the LBO, we believed the company was on course to regain its investment-grade status, but the LBO appeared to end the possibility of an upgrade in the near term.

* As of October 31, 2006, the position in Georgia Pacific was sold.

** As of October 31, 2006, the position in Global Crossing UK was sold.

7 A leveraged buyout, or LBO, is the takeover of a company using borrowed money. The target company's assets often serve as collateral.

L-3 Communications' bond prices increased following its decision to restructure its businesses in an effort to boost profit margins. However, we saw better risk-adjusted value in Global Crossing UK**, another company within the telecommunications industry, and this caused the fund to hold an underweight in L-3. As a result, we were not able to fully participate in the rally. Similarly, an underweight in Federal-Mogul, an auto parts supplier whose bonds rallied along with strength in the auto sector as a whole, detracted from relative performance.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: Throughout the course of the year, we continued to take opportunities to position the fund in a more defensive manner. First, we allowed its average credit quality to drift higher. From a short-term perspective, this shift weighed on the fund's results because of the way performance was distributed among tiers during the past year. Lower-quality securities (CCC/split CCC/default) were the best-performing credit-quality segment for the period, returning 17.48%, followed by middle-tier (split BB/B/split B) and upper-tier securities (split BBB/BB), which returned 10.27% and 7.06%, respectively (as compared with the 10.29% for the overall asset class).

Second, given the flat yield curve, we believed that longer-maturity bonds did not offer the most attractive risk-adjusted relative value, and we therefore took opportunities to invest in shorter-maturity, more defensive bonds whenever possible.8 This strategy resulted in a shorter (lower) duration position versus the benchmark and helped performance during the earlier part of the period, when bond yields were rising, but it weighed on performance amidst the rally in longer-term debt during the end of the fiscal year.9

8 A "flat" yield curve occurs when longer-term bonds pay roughly the same yield as shorter-term bonds.

9 Duration is a measure of interest rate sensitivity. A portfolio with a longer, or higher, duration than the benchmark should outperform when bond prices are rising and yields falling. A portfolio with a shorter, or lower, duration should outperform when prices are falling and yields rising.

It is worth emphasizing that both of these strategies were implemented with a longer-term view in mind. Although the fundamentals of the high-yield market remain sound at the present time, it is likely that, over time, defaults will begin to rise from their record-low levels. As a result, we believe our shift to a more defensive posture will result in strong risk-adjusted returns over the long term.

Q: What is your view on the current state of the high-yield market?

A: While we remain positive on the fundamental backdrop of the high-yield market, it is possible that a "reversion to the mean" could occur in terms of the historically low levels of both default rates and yield spreads. As a result, we will continue to look for bonds with attractive risk-adjusted relative values. We will continue to look for stable credits where we can generate yield but at the same time minimize the potential of principal loss. Overall, we remain focused on adding value by emphasizing fundamental research and individual security analysis.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	10/31/06	10/31/05

Corporate Bonds	81%	80%
Foreign Bonds — US$ Denominated	12%	15%
Cash Equivalents	5%	2%
Foreign Bonds — Non US$ Denominated	1%	1%
Other Investments	1%	—
Convertible Bonds	—	1%
US Treasury Obligations	—	1%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/06	10/31/05

Consumer Discretionary	26%	24%
Materials	14%	14%
Financials	13%	14%
Industrials	11%	15%
Energy	9%	9%
Utilities	9%	7%
Telecommunication Services	8%	9%
Information Technology	4%	3%
Consumer Staples	3%	2%
Health Care	2%	2%
Sovereign Bonds	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/06	10/31/05

A*	2%	4%
BBB	4%	4%
BB	29%	30%
B	49%	48%
CCC	16%	14%
	100%	100%

* Includes cash equivalents.

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	10/31/06	10/31/05

Under 1 year	12%	6%
1-4.99 years	47%	52%
5-9.99 years	32%	31%
10-14.99 years	2%	2%
15 years or greater	7%	9%
	100%	100%

Weighted average effective maturity: 5.68 years and 6.06 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 79.3%
Consumer Discretionary 21.9%
Affinia Group, Inc., 9.0%, 11/30/2014	1,114,000	1,058,300
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,663,000	1,594,401
American Achievement Corp., 8.25%, 4/1/2012	110,000	112,200
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	450,000	427,500
Aztar Corp., 7.875%, 6/15/2014	2,314,000	2,490,442
Buffets, Inc., 144A, 12.5%, 11/1/2014	445,000	447,225
Cablevision Systems Corp., Series B, 9.87%**, 4/1/2009	349,000	365,578
Caesars Entertainment, Inc., 8.875%, 9/15/2008	750,000	780,937
Charter Communications Holdings LLC:
8.625%, 4/1/2009	55,000	52,250
9.625%, 11/15/2009	50,000	47,500
10.25%, 9/15/2010	3,491,000	3,604,457
Series B, 10.25%, 9/15/2010	1,005,000	1,035,150
11.0%, 10/1/2015	3,268,000	3,149,535
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	822,000	606,225
CSC Holdings, Inc.:
7.25%, 7/15/2008	590,000	596,638
7.875%, 12/15/2007	1,920,000	1,946,400
Series B, 8.125%, 7/15/2009	210,000	216,563
Series B, 8.125%, 8/15/2009	215,000	221,719
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	210,000	218,400
Dex Media East LLC/Financial, 12.125%, 11/15/2012	5,888,000	6,550,400
EchoStar DBS Corp.:
6.625%, 10/1/2014	973,000	938,945
144A, 7.125%, 2/1/2016	735,000	718,463
Foot Locker, Inc., 8.5%, 1/15/2022	220,000	210,100
Ford Motor Co., 7.45%, 7/16/2031 (b)	665,000	521,194
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	3,365,000	3,095,800
General Motors Corp., 8.375%, 7/15/2033 (b)	1,640,000	1,459,600
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	3,915,000	4,306,500
Gregg Appliances, Inc., 9.0%, 2/1/2013	375,000	346,406
Hanesbrands, Inc., 9.647%, 10/15/2007	1,000,000	1,009,750
Hertz Corp.:
144A, 8.875%, 1/1/2014 (b)	1,520,000	1,588,400
144A, 10.5%, 1/1/2016	360,000	395,100
ION Media Networks, Inc., 144A, 11.624%**, 1/15/2013	610,000	610,763
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	2,225,000	2,136,000
Jacobs Entertainment, Inc., 144A, 9.75%, 6/15/2014	1,175,000	1,166,187
Lear Corp.:
Series B, 5.75%, 8/1/2014	45,000	37,688
Series B, 8.11%, 5/15/2009 (b)	765,000	775,519
Levi Strauss & Co., 10.122%**, 4/1/2012	50,000	51,563
Liberty Media Corp.:
5.7%, 5/15/2013	100,000	94,196
8.25%, 2/1/2030	800,000	786,053
8.5%, 7/15/2029	1,085,000	1,093,494
Linens 'n Things, Inc., 10.999%**, 1/15/2014	650,000	637,000
Mediacom Broadband LLC, 8.5%, 10/15/2015	45,000	44,944
Metaldyne Corp.:
10.0%, 11/1/2013	520,000	533,000
11.0%, 6/15/2012	235,000	217,375
MGM MIRAGE:
8.375%, 2/1/2011	585,000	607,669
9.75%, 6/1/2007	960,000	979,200
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	1,135,000	1,191,750
NCL Corp., 10.625%, 7/15/2014	235,000	229,125
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,725,000	1,427,437
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	1,369,000	1,440,872
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	310,000	332,475
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	4,120,000	4,181,800
PRIMEDIA, Inc.:
8.875%, 5/15/2011	681,000	675,893
10.78%**, 5/15/2010	1,813,000	1,876,455
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	4,029,000	4,039,072
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	2,750,000	2,870,312
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	1,520,000	1,482,000
Six Flags, Inc., 9.75%, 4/15/2013 (b)	1,990,000	1,840,750
Station Casinos, Inc., 6.5%, 2/1/2014	1,330,000	1,213,625
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014	675,000	684,281
The Toy Bank, 9.643%, 7/19/2012	1,000,000	1,020,000
Toys "R" Us, Inc., 7.375%, 10/15/2018	368,000	275,080
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	3,935,000	3,851,381
TRW Automotive, Inc.:
11.0%, 2/15/2013	2,892,000	3,173,970
11.75%, 2/15/2013 EUR	484,000	694,945
United Auto Group, Inc., 9.625%, 3/15/2012	2,685,000	2,829,319
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	452,000	462,170
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	2,860,000	2,717,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	4,192,000	3,605,120
		91,997,561
Consumer Staples 2.9%
Birds Eye Foods, Inc., 11.875%, 11/1/2008	1,939,000	1,939,000
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	590,000	535,425
Delhaize America, Inc.:
8.05%, 4/15/2027	185,000	195,945
9.0%, 4/15/2031	2,965,000	3,478,503
Harry & David Holdings, Inc., 10.4%**, 3/1/2012	620,000	613,800
North Atlantic Trading Co., 9.25%, 3/1/2012	1,430,000	1,244,100
Swift & Co.:
10.125%, 10/1/2009	385,000	396,550
12.5%, 1/1/2010	185,000	188,700
Viskase Co., Inc., 11.5%, 6/15/2011	3,445,000	3,445,000
		12,037,023
Energy 7.5%
Belden & Blake Corp., 8.75%, 7/15/2012	2,909,000	2,967,180
Chaparral Energy, Inc., 8.5%, 12/1/2015	1,515,000	1,511,212
Chesapeake Energy Corp.:
6.25%, 1/15/2018	720,000	682,200
6.875%, 1/15/2016	2,044,000	2,028,670
7.75%, 1/15/2015	275,000	283,250
Delta Petroleum Corp., 7.0%, 4/1/2015	1,775,000	1,646,312
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	1,764,000	1,640,520
8.375%, 5/1/2016	1,415,000	1,453,912
El Paso Production Holding Corp., 7.75%, 6/1/2013	1,165,000	1,194,125
Encore Acquisition Co., 6.0%, 7/15/2015	310,000	282,875
Frontier Oil Corp., 6.625%, 10/1/2011	475,000	469,063
NGC Corp., Series B, 8.316%, 6/1/2027	665,000	613,463
Plains Exploration & Production Co.:
7.125%, 6/15/2014	1,033,000	1,107,893
Series B, 8.75%, 7/1/2012	1,010,000	1,073,125
Quicksilver Resources, Inc., 7.125%, 4/1/2016	415,000	392,175
Southern Natural Gas, 8.875%, 3/15/2010	2,423,000	2,545,345
Stone Energy Corp.:
6.75%, 12/15/2014	2,315,000	2,210,825
144A, 8.124%**, 7/15/2010	1,960,000	1,947,750
Transmeridian Exploration, Inc., 12.0%, 12/15/2010	820,000	811,800
Williams Companies, Inc.:
8.125%, 3/15/2012	4,065,000	4,359,712
8.75%, 3/15/2032	1,827,000	2,027,970
		31,249,377
Financials 10.4%
ACE Cash Express, Inc., 144A, 10.25%, 10/1/2014	220,000	221,100
Alamosa Delaware, Inc., 11.0%, 7/31/2010	900,000	982,125
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,685,000	1,444,887
E*TRADE Financial Corp.:
7.375%, 9/15/2013	550,000	565,125
7.875%, 12/1/2015	410,000	433,575
8.0%, 6/15/2011	972,000	1,008,450
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	2,325,520	0
Ford Motor Credit Co.:
7.25%, 10/25/2011	4,350,000	4,114,213
7.375%, 10/28/2009	8,370,000	8,147,124
7.875%, 6/15/2010	2,120,000	2,068,726
GMAC LLC:
6.875%, 9/15/2011	9,220,000	9,283,286
8.0%, 11/1/2031 (b)	4,040,000	4,328,739
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	445,000	443,887
iPayment, Inc., 144A, 9.75%, 5/15/2014	585,000	601,087
Poster Financial Group, Inc., 8.75%, 12/1/2011	2,040,000	2,126,700
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	2,312,000	2,528,750
TIG Holdings, Inc., 144A, 8.597%, 1/15/2027	1,760,000	1,364,000
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	900,000	837,000
Universal City Development, 11.75%, 4/1/2010	2,780,000	2,995,450
		43,494,224
Health Care 1.1%
HCA, Inc., 6.5%, 2/15/2016 (b)	595,000	471,537
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016	1,365,000	1,399,125
144A, 11.418%**, 6/15/2014	205,000	209,613
Tenet Healthcare Corp., 9.25%, 2/1/2015	2,827,000	2,682,116
		4,762,391
Industrials 8.7%
AAC Group Holding Corp., 144A, 12.75%, 10/1/2012 (PIK)	529,688	557,497
Allied Security Escrow Corp., 11.375%, 7/15/2011	950,000	954,750
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	2,153,000	2,290,254
American Color Graphics, 10.0%, 6/15/2010	1,055,000	680,475
Browning-Ferris Industries:
7.4%, 9/15/2035	1,762,000	1,621,040
9.25%, 5/1/2021	913,000	958,650
Case New Holland, Inc., 9.25%, 8/1/2011	2,520,000	2,674,350
Cenveo Corp., 7.875%, 12/1/2013	1,877,000	1,773,765
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,932,000	1,970,640
Congoleum Corp., 8.625%, 8/1/2008*	1,188,000	1,176,120
CPG International I, Inc.:
10.5%, 7/1/2013	1,880,000	1,917,600
12.39%**, 7/1/2012	640,000	652,800
DRS Technologies, Inc.:
6.625%, 2/1/2016	230,000	227,700
7.625%, 2/1/2018	1,345,000	1,375,262
Education Management LLC, 144A, 8.75%, 6/1/2014	540,000	553,500
Iron Mountain, Inc., 8.75%, 7/15/2018	415,000	437,825
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,880,000	1,710,800
8.875%, 4/1/2012 (b)	2,085,000	2,085,000
Kansas City Southern:
7.5%, 6/15/2009	400,000	404,500
9.5%, 10/1/2008	2,989,000	3,142,186
Kinetek, Inc., Series D, 10.75%, 11/15/2006	2,622,000	2,622,000
Millennium America, Inc., 9.25%, 6/15/2008	851,000	876,530
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	1,020,000	1,056,975
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	335,000	341,700
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	205,000	228,063
Ship Finance International Ltd., 8.5%, 12/15/2013	532,000	518,700
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	1,564,000	1,665,660
Wesco Aircraft, 7.62%, 9/29/2013	250,000	251,797
Xerox Corp., 6.4%, 3/15/2016	1,220,000	1,223,050
Xerox Capital Trust I, 8.0%, 2/1/2027	380,000	388,075
		36,337,264
Information Technology 3.6%
L-3 Communications Corp.:
5.875%, 1/15/2015	2,385,000	2,307,488
Series B, 6.375%, 10/15/2015	835,000	822,475
Lucent Technologies, Inc., 6.45%, 3/15/2029	3,584,000	3,207,680
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	1,555,000	1,529,731
SunGard Data Systems, Inc., 10.25%, 8/15/2015	1,960,000	2,053,100
UGS Corp., 10.0%, 6/1/2012	1,837,000	1,983,960
Unisys Corp., 7.875%, 4/1/2008	3,275,000	3,275,000
		15,179,434
Materials 10.3%
ARCO Chemical Co., 9.8%, 2/1/2020	5,307,000	5,996,910
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	545,000	320,188
Chemtura Corp., 6.875%, 6/1/2016	1,045,000	1,021,487
Constar International, Inc., 11.0%, 12/1/2012	265,000	237,838
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	1,225,000	1,028,999
Dayton Superior Corp.:
10.75%, 9/15/2008	378,000	391,230
13.0%, 6/15/2009	645,000	645,000
Equistar Chemical Funding, 10.625%, 5/1/2011	1,270,000	1,358,900
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	1,805,000	1,890,737
GEO Specialty Chemicals, Inc., 144A, 13.866%**, 12/31/2009	3,005,000	2,479,125
Greif, Inc., 8.875%, 8/1/2012	945,000	992,250
Hexcel Corp., 6.75%, 2/1/2015	1,980,000	1,920,600
Huntsman LLC, 11.625%, 10/15/2010	2,810,000	3,098,025
International Coal Group, Inc., 144A, 10.25%, 7/15/2014	735,000	714,788
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,265,000	961,400
Lyondell Chemical Co., 10.5%, 6/1/2013	365,000	401,500
Massey Energy Co.:
6.625%, 11/15/2010	3,135,000	3,103,650
6.875%, 12/15/2013	770,000	721,875
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	2,801,000	2,464,880
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	3,280,000	3,604,490
144A, 13.0%, 9/30/2013	929,254	931,577
OM Group, Inc., 9.25%, 12/15/2011	780,000	813,150
Omnova Solutions, Inc., 11.25%, 6/1/2010	2,952,000	3,169,710
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,740,470	26,107
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	6
Radnor Holdings Corp., 11.0%, 3/15/2010*	290,000	32,625
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	432,000	463,320
TriMas Corp., 9.875%, 6/15/2012	1,468,000	1,383,590
United States Steel Corp., 9.75%, 5/15/2010	1,704,000	1,812,630
Witco Corp., 6.875%, 2/1/2026	435,000	384,975
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	960,000	835,200
		43,206,762
Telecommunication Services 4.6%
Centennial Communications Corp., 10.0%, 1/1/2013	840,000	871,500
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	2,409,000	2,481,270
8.375%, 1/15/2014	1,698,000	1,731,960
Dobson Cellular Systems, 9.875%, 11/1/2012	840,000	907,200
Dobson Communications Corp., 8.875%, 10/1/2013	800,000	800,000
Insight Midwest LP, 9.75%, 10/1/2009	275,000	279,813
Intelsat Corp., 144A, 9.0%, 6/15/2016	390,000	407,550
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	840,000	847,350
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	4,750,000	4,905,353
Qwest Corp., 7.25%, 9/15/2025	1,580,000	1,572,100
Rural Cellular Corp., 9.875%, 2/1/2010	1,000,000	1,050,000
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	1,207,000	1,146,650
Ubiquitel Operating Co., 9.875%, 3/1/2011	651,000	704,707
US Unwired, Inc., Series B, 10.0%, 6/15/2012	1,249,000	1,373,900
Windstream Corp., 144A, 8.625%, 8/1/2016	50,000	53,938
		19,133,291
Utilities 8.3%
AES Corp., 144A, 8.75%, 5/15/2013	6,378,000	6,848,377
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	4,219,000	4,588,162
CMS Energy Corp., 8.5%, 4/15/2011	3,740,000	4,057,900
Mirant Americas Generation LLC, 8.3%, 5/1/2011	415,000	420,188
Mirant North America LLC, 7.375%, 12/31/2013	405,000	409,556
Mission Energy Holding Co., 13.5%, 7/15/2008	5,280,000	5,887,200
NRG Energy, Inc.:
7.25%, 2/1/2014	1,765,000	1,784,856
7.375%, 2/1/2016	3,635,000	3,675,894
Peabody Energy Corp., 7.375%, 11/1/2016	445,000	462,800
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	4,415,000	4,834,425
Sierra Pacific Resources:
6.75%, 8/15/2017	1,255,000	1,263,613
8.625%, 3/15/2014	665,000	720,643
		34,953,614
Total Corporate Bonds (Cost $332,852,384)		332,350,941

Foreign Bonds — US$ Denominated 12.2%
Consumer Discretionary 1.7%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	2,930,000	3,146,087
Shaw Communications, Inc., 8.25%, 4/11/2010	681,000	717,604
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	2,863,000	2,573,121
Unity Media GmbH, 144A, 10.375%, 2/15/2015	395,000	373,275
Vitro, SA de CV, Series A, 11.75%, 11/1/2013	260,000	274,950
		7,085,037
Energy 1.0%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	565,000	718,963
OAO Gazprom, 144A, 9.625%, 3/1/2013 (b)	2,180,000	2,588,750
Secunda International Ltd., 13.374%**, 9/1/2012	920,000	952,200
		4,259,913
Financials 1.6%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	2,900,000	3,349,500
Doral Financial Corp., 6.204%**, 7/20/2007	2,335,000	2,154,624
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	660,000	590,700
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	650,000	481,812
		6,576,636
Health Care 0.6%
Biovail Corp., 7.875%, 4/1/2010	2,550,000	2,556,375
Industrials 1.4%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	1,360,000	1,451,800
10.25%, 6/15/2007	2,826,000	2,886,053
12.5%, 6/15/2012	1,034,000	1,132,230
Stena AB, 9.625%, 12/1/2012	375,000	400,781
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	464,000	46,400
		5,917,264
Information Technology 0.3%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	1,045,000	1,031,938
Materials 2.1%
Cascades, Inc., 7.25%, 2/15/2013	2,081,000	2,039,380
ISPAT Inland ULC, 9.75%, 4/1/2014	2,071,000	2,319,520
Novelis, Inc., 144A, 7.25%, 2/15/2015	2,635,000	2,516,425
Rhodia SA:
8.875%, 6/1/2011	656,000	688,800
10.25%, 6/1/2010	725,000	821,062
Tembec Industries, Inc., 8.625%, 6/30/2009	750,000	435,000
		8,820,187
Sovereign Bonds 0.4%
Federative Republic of Brazil, 8.875%, 10/14/2019	690,000	834,210
Republic of Argentina, 5.59%**, 8/3/2012 (PIK)	1,360,000	956,301
		1,790,511
Telecommunication Services 3.1%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	2,105,000	2,018,169
Embratel, Series B, 11.0%, 12/15/2008	244,000	268,400
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	279,000	262,260
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	1,010,000	1,099,637
Intelsat Ltd., 5.25%, 11/1/2008	1,005,000	972,338
Millicom International Cellular SA, 10.0%, 12/1/2013	535,000	575,794
Mobifon Holdings BV, 12.5%, 7/31/2010	2,247,000	2,482,966
Nortel Networks Ltd.:
144A, 9.624%**, 7/15/2011	2,080,000	2,147,600
144A, 10.125%, 7/15/2013	950,000	1,007,000
144A, 10.75%, 7/15/2016	770,000	823,900
Stratos Global Corp., 144A, 9.875%, 2/15/2013	1,270,000	1,143,000
		12,801,064
Total Foreign Bonds — US$ Denominated (Cost $50,314,544)		50,838,925

Foreign Bonds — Non US$ Denominated 1.1%
Consumer Discretionary 0.5%
Codere Finance (Luxembourg) SA, 8.25%, 6/15/2015 EUR	500,000	684,415
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	1,025,000	1,223,174
		1,907,589
Financials 0.2%
Ono Finance II, 144A, 8.0%, 5/16/2014 EUR	490,000	612,879
Materials 0.2%
Rhodia SA, 144A, 6.242%**, 10/15/2013 EUR	705,000	898,262
Sovereign Bonds 0.2%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	797,419	1,020,291
Total Foreign Bonds — Non US$ Denominated (Cost $4,310,943)		4,439,021

Loan Participation 0.2%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.64%**, 6/4/2010 (Cost $721,469)	712,500	712,500
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A, Expiration 6/15/2009*	648	0
DeCrane Aircraft Holdings, Inc. 144A, Expiration 9/30/2008*	1,230	0
TravelCenters of America, Inc., Expiration 5/1/2009*	2155	25,860
Total Warrants (Cost $12,575)		25,860
	Units	Value ($)

Other Investments 0.5%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	1,219,000	987,390
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	1,935,000	1,248,075
Total Other Investments (Cost $2,349,370)		2,235,465
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	18,710	14,033
GEO Specialty Chemicals, Inc. 144A*	1,703	1,277
IMPSAT Fiber Networks, Inc.*	12,625	115,013
Total Common Stocks (Cost $877,265)		130,323

Convertible Preferred Stocks 0.1%
Consumer Discretionary
ION Media Networks, Inc. 144A, 9.75%, (PIK)	69	394,640
ION Media Networks, Inc. Series AI, 144A, 9.75%, (PIK)	8	46,000
Total Convertible Preferred Stocks (Cost $525,275)		440,640

Securities Lending Collateral 6.0%
Daily Assets Fund Institutional, 5.32% (c) (d) (Cost $25,129,580)	25,129,580	25,129,580

Cash Equivalents 4.4%
Cash Management QP Trust, 5.31% (e) (Cost $18,444,091)	18,444,091	18,444,091
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $435,537,496)+	103.8	434,747,346
Other Assets and Liabilities, Net	(3.8)	(15,746,414)
Net Assets	100.0	419,000,932

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	1,188,000	USD	1,088,628	1,176,120
Eaton Vance Corp. CDO II	13.68%	7/15/2012	2,325,520	USD	2,037,287	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	279,000	USD	193,815	262,260
Oxford Automotive, Inc.	12.0%	10/15/2010	1,740,470	USD	151,449	26,107
Radnor Holdings Corp.	11.0%	3/15/2010	290,000	USD	200,409	32,625
Supercanal Holding SA	11.5%	5/15/2005	464,000	USD	281,627	46,400
					$ 3,953,215	$ 1,543,512

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2006.

+ The cost for federal income tax purposes was $436,792,897. At October 31, 2006, net unrealized depreciation for all securities based on tax cost was $2,045,551. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,651,491 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,697,042.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $23,897,662 which is 5.7% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

As of October 31, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	150,183	USD	194,915	12/13/2006	2,789
Total unrealized appreciation					2,789
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
EUR	2,532,856	USD	3,230,088	12/13/2006	(10,145)
EUR	705,000	USD	899,510	1/5/2007	(3,313)
EUR	120,000	USD	151,342	1/12/2007	(2,382)
Total unrealized depreciation					(15,840)
Currency Abbreviations
EUR Euro USD US Dollars

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $391,963,825) — including $23,897,662 of securities loaned	$ 391,173,675
Investment in Daily Assets Fund Institutional (cost $25,129,580)*	25,129,580
Investment in Cash Management QP Trust (cost $18,444,091)	18,444,091
Total investments in securities, at value (cost $435,537,496)	434,747,346
Cash	10,318
Receivable for investments sold	5,901,759
Interest receivable	8,625,123
Receivable for Fund shares sold	349,861
Unrealized appreciation on forward foreign currency exchange contracts	2,789
Other assets	52,770
Total assets	449,689,966
Liabilities
Payable for investments purchased	3,963,784
Payable upon return of securities loaned	25,129,580
Payable for Fund shares redeemed	633,086
Distributions payable	520,041
Unrealized depreciation on forward foreign currency exchange contracts	15,840
Accrued management fee	107,740
Other accrued expenses and payables	318,963
Total liabilities	30,689,034
Net assets, at value	$ 419,000,932
Net Assets
Net assets consist of: Undistributed net investment income	713,693
Net unrealized appreciation (depreciation) on: Investments	(790,150)
Foreign currency related transactions	(13,186)
Accumulated net realized gain (loss)	(89,919,850)
Paid-in capital	509,010,425
Net assets, at value	$ 419,000,932

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($28,752,961 ÷ 3,750,329 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.67
Maximum offering price per share (100 ÷ 95.50 of $7.67)	$ 8.03

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,232,403 ÷ 812,436 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.67

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,413,823 ÷ 1,488,038 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.67
Class S Net Asset Value, offering and redemption price(a) per share ($316,425,332 ÷ 41,255,329 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.67

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($56,176,413 ÷ 7,326,207 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.67

(a) Redemption price per share for shares held less than 60 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Interest	$ 33,577,922
Interest — Cash Management QP Trust	343,738
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	116,964
Dividends	133,665
Total Income	34,172,289
Expenses: Investment advisory fee	1,975,594
Administration fee	168,694
Services to shareholders	157,039
Administrator service fee	354,027
Distribution and shareholder servicing fees	474,334
Custodian fees	34,770
Auditing	62,694
Legal	58,970
Trustees' fees and expenses	15,989
Reports to shareholders and shareholder meeting	111,667
Registration fees	91,480
Other	112,684
Total expenses before expense reductions	3,617,942
Expense reductions	(757,242)
Total expenses after expense reductions	2,860,700
Net investment income	31,311,589
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,666,729)
Credit default swap	(18,693)
Foreign currency related transactions	36,102
Net increase from payment by affiliates and gain (losses) realized on a trade executed incorrectly	—
(3,649,320)
Net unrealized appreciation (depreciation) during the period on: Investments	8,946,532
Foreign currency related transactions	(266,561)
8,679,971
Net gain (loss) on investment transactions	5,030,651
Net increase (decrease) in net assets resulting from operations	$ 36,342,240

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 31,311,589	$ 20,114,068
Net realized gain (loss) on investment transactions	(3,649,320)	1,860,174
Net unrealized appreciation (depreciation) during the period on investment transactions	8,679,971	(2,419,130)
Net increase (decrease) in net assets resulting from operations	36,342,240	19,555,112
Distributions to shareholders from: Net investment income: Class A	(2,014,772)	(914,162)
Class B	(450,672)	(237,859)
Class C	(699,245)	(310,321)
Investment Class	(8,809,918)	(6,058,012)
Class AARP	(3,674,143)	(2,261,464)
Class S	(11,181,116)	(4,782,412)
Institutional Class	(3,599,934)	(2,889,113)
Premier Class	(1,023,239)	(2,099,061)
Net realized gains: Investment Class	—	(119,267)
Institutional Class	—	(54,301)
Premier Class	—	(42,171)
Fund share transactions: Proceeds from shares sold	120,028,739	114,166,831
Net assets acquired in tax-free reorganization	—	230,696,533
Reinvestment of distributions	21,843,629	14,849,918
Cost of shares redeemed	(114,901,430)	(83,753,676)
In-kind redemption	—	(11,311,811)
Redemption fees	80,346	97,674
Net increase (decrease) in net assets from Fund share transactions	27,051,284	264,745,469
Increase (decrease) in net assets	31,940,485	264,532,438
Net assets at beginning of period	387,060,447	122,528,009
Net assets at end of period (including undistributed net investment income of $713,693 and $1,257,417, respectively)	$ 419,000,932	$ 387,060,447

Financial Highlights

Class A Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.46
Income from investment operations: Net investment income[b]	.59	.28
Net realized and unrealized gain (loss) on investment transactions	.09	.11
Total from investment operations	.68	.39
Less distributions from: Net investment income	(.59)	(.27)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 7.67	$ 7.58
Total Return (%)[c,d]	9.38	5.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	24
Ratio of expenses before expense reductions (%)	1.07	1.10*
Ratio of expenses after expense reductions (%)	.89	.93*
Ratio of net investment income (%)	7.76	7.77*
Portfolio turnover rate (%)	100	109[e]

[a] For the period May 16, 2005 (commencement of operations of Class A shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total returns would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.46
Income from investment operations: Net investment income[b]	.53	.25
Net realized and unrealized gain (loss) on investment transactions	.09	.11
Total from investment operations	.62	.36
Less distributions from: Net investment income	(.53)	(.24)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 7.67	$ 7.58
Total Return (%)[c,d]	8.48	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7
Ratio of expenses before expense reductions (%)	1.90	1.86*
Ratio of expenses after expense reductions (%)	1.67	1.69*
Ratio of net investment income (%)	6.98	7.01*
Portfolio turnover rate (%)	100	109[e]

[a] For the period May 16, 2005 (commencement of operations of Class B shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total returns would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.46
Income from investment operations: Net investment income[b]	.53	.25
Net realized and unrealized gain (loss) on investment transactions	.09	.11
Total from investment operations	.62	.36
Less distributions from: Net investment income	(.53)	(.24)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 7.67	$ 7.58
Total Return (%)[c,d]	8.50	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	9
Ratio of expenses before expense reductions (%)	1.85	1.86*
Ratio of expenses after expense reductions (%)	1.66	1.69*
Ratio of net investment income (%)	6.99	7.01*
Portfolio turnover rate (%)	100	109[e]

[a] For the period May 16, 2005 (commencement of operations of Class C shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total returns would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.46
Income from investment operations: Net investment income[b]	.61	.29
Net realized and unrealized gain (loss) on investment transactions	.09	.11
Total from investment operations	.70	.40
Less distributions from: Net investment income	(.61)	(.28)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 7.67	$ 7.58
Total Return (%)[c]	9.62	5.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	316	131
Ratio of expenses before expense reductions (%)	.84	.83*
Ratio of expenses after expense reductions (%)	.64	.66*
Ratio of net investment income (%)	8.01	8.04*
Portfolio turnover rate (%)	100	109[d]

[a] For the period May 16, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain operating expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.75	$ 7.42	$ 6.32	$ 7.25
Income from investment operations: Net investment income[a]	.62	.62	.63	.66	.73
Net realized and unrealized gain (loss) on investment transactions	.09	(.18)	.31	1.10	(.93)
Total from investment operations	.71	.44	.94	1.76	(.20)
Less distributions from: Net investment income	(.62)	(.60)	(.61)	(.66)	(.73)
Net realized gain on investment transactions	—	(.01)	—	—	—
Total distributions	(.62)	(.61)	(.61)	(.66)	(.73)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.67	$ 7.58	$ 7.75	$ 7.42	$ 6.32
Total Return (%)[b]	9.74	5.88	13.27	28.76	(3.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	44	33	18	18
Ratio of expenses before expense reductions (%)	.77	.80	.72	.68	.70
Ratio of expenses after expense reductions (%)	.55	.59	.59	.62	.65
Ratio of net investment income (%)	8.10	8.04	8.33	9.48	10.50
Portfolio turnover rate (%)	100	109[c]	152[c]	143	132

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Income Plus Fund (formerly Scudder High Income Plus Fund) (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end investment management company. The Trust is organized as a business trust under the laws of the state of Delaware. On July 10, 2006, DWS High Income Plus Fund became a series of DWS Advisor Funds. Prior to July 10, 2006, DWS High Income Plus Fund was a series of DWS Investments Trust.

The Fund currently offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are no longer available to new investors except under certain circumstances. Class S shares are not subject to initial or contingent deferred sales charges. Premier Class shares were offered to a limited group of investors. Shares of Premier Class were converted to Institutional Class on August 18, 2006. Investment Class shares were converted to Class S shares on October 20, 2006. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Short Sales. The Fund may sell securities it does not own in an attempt to profit from an anticipated decline in its value or in order to hedge portfolio positions. The Fund borrows securities to complete the transaction. The Fund maintains collateral with the lender of the securities in the form of cash and/or liquid securities. At October 31, 2006, there were no securities sold short.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $88,664,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($5,043,000), October 31, 2008 ($12,891,000), October 31, 2009 ($31,238,000), October 31, 2010 ($32,488,000), October 31,2011 ($3,345,000),October 31, 2014 ($3,659,000), the respective expiration dates, whichever occurs first, which maybe subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared daily and distributed monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,298,209
Capital loss carryforwards	$ (88,664,000)
Net unrealized appreciation (depreciation) on investments	$ (2,045,551)

In addition, during the year ended October 31, 2006, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 31,453,039	$ 19,552,404
Distributions from long-term capital gains	$ —	$ 215,739

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund's that have not yet been made. However, based on experience, the Fund's expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income including commitment fees, included in the Statement of Operations, is recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury Obligations) aggregated $391,266,882 and $372,409,219, respectively. Purchase and sales of US Treasury Obligations aggregated $2,040,074 and $3,512,730, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor and Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), DeAM directs the investments of the Fund in accordance with its investment objectives, policies and restrictions.

The Fund pays a monthly investment advisory fee, based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

For the period from November 1, 2005 through May 31, 2006, the Advisor and Administrator had contractually agreed to waive all or a portion of its investment advisory fee and reimburse or pay certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class at the following rates:

Class A	1.07%
Class B	1.83%
Class C	1.83%
Class S	.80%
Institutional Class	.65%

For the period from June 1, 2006 through September 30, 2006, the Advisor and Administrator contractually agreed to waive all or a portion of its investment advisory fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.89%
Class B	1.67%
Class C	1.66%
Class S	.64%

For Institutional Class shares, effective June 1, 2006 through August 18, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.59%. Effective August 19, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.50%.

Effective October 1, 2006 through September 30, 2007, the Advisor and Administrator have contractually agreed to waive all or a portion of its investment advisory fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.07%
Class B	1.83%
Class C	1.83%
Class S	.80%
Institutional Class	.50%

In addition, for the period from November 1, 2005 through October 31, 2006, the Advisor agreed to a voluntarily waive of 0.12% of average daily net assets. Furthermore, for the period from November 1, 2005 through October 31, 2006, the Advisor also agreed to a voluntary waiver of 0.05% of average daily net assets.

Accordingly, for the year ended October 31, 2006, the Advisor waived a portion of its investment advisory fee pursuant to the Investment Advisory Agreement aggregating $671,702 and the amount charged aggregated $1,303,892 which was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

Administrator Service Fee. Prior to June 1, 2006, DeAM, Inc. received a Fee (the "Administrator Service Fee") of 0.19%, 0.20%, 0.20%, 0.17%, 0.17%, 0.12%, 0.12% and 0.10% of the average daily net assets for Class A, B, C, AARP, S, Investment Class, Institutional Class and Premier Class shares, respectively, of the average daily net assets, computed and accrued daily and paid monthly.

For the period from November 1, 2005 through May 31, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Annualized Effective Rate
Class A	$ 27,335	$ —	.19%
Class B	7,685	—	.20%
Class C	11,195	—	.20%
Investment Class	73,491	—	.12%
Class AARP	66,978	—	.17%
Class S	128,356	—	.17%
Institutional Class	29,230	1,969.11%
Premier Class	9,757	5,057.05%
	$ 354,027	$ 7,026

Effective June 1, 2006, the Administrative Services Agreement with DeAM, Inc. was terminated and the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through October 31, 2006, DeIM received an Administration Fee of $168,694, of which $35,360 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent, shareholder service agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Prior to June 1, 2006, this fee was included in the Administrator Service Agreement. For the period from June 1, 2006 through October 31, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 19,079	$ 866	$ 14,510
Class B	7,278	3,432	3,455
Class C	6,786	1,194	—
Investment Class	6,492	—	5,660
Class AARP	8,175	2,566	5,028
Class S	68,016	37,337	20,519
Institutional Class	11,797	11,797	—
Premier Class	2,135	—	711
	$ 129,758	$ 57,192	$ 49,883

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class B	$ 48,333	$ 1,584
Class C	74,964	4,271
	$ 123,297	$ 5,855

In addition, DWS-SDI or an affiliate provides information and administrative services ("Shareholder Servicing Fee") to the shareholders of Class A, B, C and Investment Class (until October 20, 2006) at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI or an affiliate in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 54,830	$ 14,609.21%
Class B	15,950	567.25%
Class C	24,535	5,201.25%
Investment Class	255,722	110,557.23%
	$ 351,037	$ 130,934

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2006 aggregated $20,428.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $21,895 and $4,204, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A. For the year ended October 31, 2006, DWS-SDI received $355 for Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $31,360, of which $8,520 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the year ended October 31, 2006, the Advisor reimbursed the Fund $18,729, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended October 31, 2006, the custodian agent fee was reduced by $2,593 for custody credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,327,408	$ 10,098,462	347,954*	$ 2,675,765*
Class B	171,178	1,302,070	37,964*	291,002*
Class C	664,608	5,057,471	228,807*	1,758,282*
Investment Class	7,797,947	59,379,096	7,908,772	61,461,796
Class AARP	1,341,008	10,207,308	1,040,451*	7,990,870*
Class S	2,614,813	19,899,000	1,649,971*	12,628,957*
Institutional Class	1,533,718	11,682,979	2,737,466	21,198,289
Premier Class	314,383	2,402,353	802,887	6,161,870
		$ 120,028,739		$ 114,166,831
Shares issued in tax-free reorganization**
Class A	—	$ —	3,582,939	$ 26,728,798
Class B	—	—	1,049,444	7,828,945
Class C	—	—	1,277,108	9,527,144
Class AARP	—	—	8,189,097	61,089,308
Class S	—	—	16,825,456	125,522,338
		$ —		$ 230,696,533
Shares issued to shareholders in reinvestment of distributions
Class A	151,659	$ 1,152,607	61,089*	$ 468,953*
Class B	26,443	201,085	13,662*	104,911*
Class C	41,623	316,496	18,004*	138,269*
Investment Class	1,019,298	7,747,149	739,228	5,715,228
Class AARP	214,416	1,630,049	138,965*	1,066,763*
Class S	890,350	6,768,750	390,161*	2,995,310*
Institutional Class	404,450	3,075,131	316,312	2,445,202
Premier Class	125,416	952,362	247,409	1,915,282
		$ 21,843,629		$ 14,849,918
Shares redeemed
Class A	(925,102)	$ (7,053,220)	(795,618)*	$ (6,123,227)*
Class B	(293,347)	(2,231,934)	(192,908)*	(1,481,556)*
Class C	(445,703)	(3,381,776)	(296,409)*	(2,267,317)*
Investment Class	(3,226,413)	(24,628,246)	(3,697,762)	(28,590,855)
Class AARP	(1,305,533)	(9,924,042)	(1,014,057)*	(7,729,129)*
Class S	(5,689,820)	(43,261,097)	(1,605,756)*	(12,304,684)*
Institutional Class	(1,849,615)	(14,095,760)	(1,502,204)	(11,544,112)
Premier Class	(1,356,346)	(10,325,355)	(1,796,351)	(13,712,796)
		$ (114,901,430)		$ (83,753,676)
Shares converted***
Investment Class	(17,575,821)	$ (134,435,981)	—	$ —
Class AARP	(8,604,347)	(64,896,014)	—	—
Class S	26,180,154	199,331,995	—	—
Institutional Class	1,478,743	11,224,371	—	—
Premier Class	(1,479,912)	(11,224,371)	—	—
		$ —		$ —
In-Kind Redemption
Premier Class	—	$ —	(1,422,869)	$ (11,311,811)
		$ —		$ (11,311,811)
Redemption fees		$ 80,346		$ 97,674
Net increase (decrease)
Class A	553,965	$ 4,223,685	3,196,364*	$ 23,750,599*
Class B	(95,726)	(727,798)	908,162*	6,743,343*
Class C	260,528	1,992,653	1,227,510*	9,156,378*
Investment Class	(11,984,989)	(91,897,974)	4,950,238	38,677,192
Class AARP	(8,354,456)	(62,974,326)	8,354,456*	62,419,285*
Class S	23,995,497	182,743,287	17,259,832*	128,843,983*
Institutional Class	1,567,296	11,886,768	1,551,574	12,102,144
Premier Class	(2,396,459)	(18,195,011)	(2,168,924)	(16,947,455)
		$ 27,051,284		$ 264,745,469

* For the period May 16, 2005 (commencement of operations of Class A, B, C, AARP and S shares) to October 31, 2005.

** On May 16, 2005 the Scudder High Income Opportunity Fund was acquired by the Fund through a tax-free reorganization.

*** On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares and Investment Class shares of the Fund into the Class S shares of the Fund and the conversion of Premier Class shares of the Fund into Institutional Class shares of the Fund. The Class AARP shares, Premier Class shares and Investment Class shares conversions were completed on July 14, 2006, August 18, 2006 and October 20, 2006, respectively, and these shares are no longer offered.

G. Credit Facility

The Fund has a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Bank of America, N.A. not to exceed $25 million at any one time which is available until October 11, 2007. The Fund may borrow up to a maximum of 20% of its net assets under the agreement. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. At October 31, 2006, there were no loans outstanding.

H. In-Kind Redemption

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their cost; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2005, the Fund realized $469,153 of net gain attributable to in-kind redemptions.

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

J. Acquisition of Assets

On May 16, 2005, the Fund acquired all of the net assets of Scudder High Income Opportunity Fund pursuant to a plan of reorganization approved by shareholders on April 26, 2005. The acquisition was accomplished by a tax-free exchange of 2,971,179 Class A shares, 870,646 Class B shares, 1,058,816 Class C shares, 13,955,737 Class S shares and 6,744,387 Class AARP shares of Scudder High Income Opportunity Fund, respectively, for 3,582,939 Class A shares, 1,049,444 Class B shares, 1,277,108 Class C shares, 16,825,456 Class S shares and 8,189,097 Class AARP shares of the Fund, respectively, outstanding on May 16, 2005. Scudder High Income Opportunity Fund's net assets at that date of $230,696,533, including $10,096,957 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $136,442,037. The combined net assets of the Fund immediately following the acquisition were $367,138,570.

K. Payments made by Affiliates

During the year ended October 31, 2006, the Advisor fully reimbursed the Fund $24,962 for losses incurred on trades executed incorrectly. The amount of the losses were less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS High Income Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS High Income Plus Fund (formerly Scudder High Income Plus Fund) (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates approximately $147,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Taxpayers filing on a calendar year basis will receive tax information for the 2006 calendar year after year end.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeAM, Inc. in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeAM, Inc. and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeAM, Inc. and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeAM, Inc. is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeAM, Inc.'s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM, Inc. by similar funds and institutional accounts advised by DeAM, Inc. (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeAM, Inc., in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeAM, Inc. of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeAM, Inc. helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeAM, Inc., both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Investment Class shares) was in the 1st quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended June 30, 2006 and has underperformed its benchmark in the five-year period ended June 30, 2006. The Board recognized that DeAM, Inc. has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeAM, Inc. The Board considered extensive information regarding DeAM, Inc., including DeAM, Inc.'s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeAM, Inc. have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeAM, Inc. and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeAM, Inc. during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeAM, Inc. the cost allocation methodology used to determine DeAM, Inc.'s profitability. In analyzing DeAM, Inc.'s costs and profits, the Board also reviewed the fees paid to and services provided by DeAM, Inc. and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeAM, Inc. and its affiliates as a result of DeAM, Inc.'s relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeAM, Inc.'s cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM, Inc. and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeAM, Inc. and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeAM, Inc. regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeAM, Inc., subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeAM, Inc. and its affiliates) research services from third parties that are generally useful to DeAM, Inc. and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeAM, Inc.'s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM, Inc.'s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM, Inc. to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeAM, Inc.'s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeAM, Inc.'s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	88
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88
Carl W. Vogt (1936) Board Member since 2002

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Investment and Institutional Classes
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGHAX	SGHBX	SGHCX
CUSIP Number	23339E 699	23339E 681	23339E 673
Fund Number	416	616	716
	Investment Class	Institutional Class
Nasdaq Symbol	MGHVX	MGHYX
CUSIP Number	23339E 632	23339E 640
Fund Number	824	596
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SGHSX
Fund Number	2100

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS High Income Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS HIGH INCOME PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$62,500	$128	$0	$0
2005	$46,250	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006